THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln National Variable Annuity Account N
Lincoln ChoicePlusSM Fusion,
Lincoln ChoicePlus AssuranceSM (A-Class), Lincoln ChoicePlus AssuranceSM (B-Class)
Supplement dated August 9, 2024 to the
Updating Summary Prospectus for Current Contractowners dated May 1, 2024

This Supplement to your summary prospectus outlines important changes that become effective on and after August 19, 2024.  These changes are related to:

a) Appendix A – Funds Available Under The Contract; and
b) Appendix B – Investment Requirements.

All other provisions outlined in your variable annuity prospectus remain unchanged.

The following line items are added to Appendix A – Funds Available Under the Contract:

Investment Objective	Fund and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 year	5 year	10 year
Capital growth.	LVIP American Century Capital Appreciation Fund – Service Class advised by Lincoln Financial Investments Corporation	0.94%[1]	20.55%	13.09%	N/A
Capital growth; income is a secondary consideration.	LVIP American Century Disciplined Core Value Fund – Service Class advised by Lincoln Financial Investments Corporation	0.96%[1]	8.24%	9.92%	7.92%
Long-term total return using a strategy that seeks to protect against U.S. inflation.	LVIP American Century Inflation Protection Fund – Service Class advised by Lincoln Financial Investments Corporation	0.77%1	3.40%	2.65%	1.90%
Capital growth.	LVIP American Century International Fund – Service Class advised by Lincoln Financial Investments Corporation	1.10%[1]	12.43%	8.12%	3.91%
Long-term capital growth, income is a secondary choice.	LVIP American Century Mid Cap Value Fund – Service Class advised by Lincoln Financial Investments Corporation	1.01%[1]	6.03%	10.90%	8.61%
Long-term capital growth.	LVIP American Century Ultra Fund – Service Class advised by Lincoln Financial Investments Corporation	0.90%[1]	43.27%	19.07%	14.47%
Long-term capital growth; income is a secondary consideration.	LVIP American Century Value Fund – Service Class advised by Lincoln Financial Investments Corporation	0.86%[1]	9.02%	11.71%	8.36%
1This fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this fund’s annual expenses reflect temporary expense reductions. See the fund’s prospectus for additional information.
The Board of Trustees (“Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) approved an Agreement and Plan of Reorganization to merge the LVIP Wellington Capital Growth Fund with and into the LVIP American Century Ultra® Fund (the “Acquiring Fund”), a series of the Trust (the “Reorganization”). The Reorganization is not expected to be a taxable event for Contractowners. A meeting of shareholders to consider the Reorganization is scheduled to be held on or about August 9, 2024, and the Fund’s Reorganization is expected to be completed on or about August 23, 2024 (“Closing Date”).
At any time prior to the Closing Date, Contractowners may transfer out of the Fund consistent with the transfer provisions applicable to the variable annuity product prospectus. Contractowners may transfer into any other available investment option under their Contract. Please see your variable product prospectus for information about other funds available for investment within your Contract and for more information on transfers, including any restrictions on transfers into the Fund before the Closing Date.
You can find the fund prospectus and other information about the Contract online at www.lfg.com/VAprospectus. You can also obtain information at no cost by contacting your financial professional or by sending an email request to CustServSupportTeam@lfg.com.
Appendix B – Investment Requirements: If you have elected a Living Benefit Rider, you may be subject to the Investment Requirements outlined in the prospectus, according to which Living Benefit Rider you own and when you elected that rider. Please refer to your prospectus to determine if you are subject to Investment Requirements. The changes outlined below are effective for August 19, 2024, and are added to the existing Investment Requirements in your prospectus. All other provisions of Investment Requirements remain unchanged.

Please note that your Contract may not offer every rider impacted by these requirements.

The following changes apply to Investment Requirements for Managed Risk Riders. If you elect Lincoln ProtectedPay Secure Core®, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). The LVIP American Century Inflation Protection Fund is added to the list of funds in Group 1 and the list of funds among which you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value.
The following changes apply to Investment Requirements – Option 2. The LVIP American Century Inflation Protection Fund is added to the list of funds in Group 1 and the list of funds among which you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value. The LVIP American Century Capital Appreciation Fund, LVIP American Century Disciplined Core Value Fund, LVIP American Century International Fund, LVIP American Century Mid Cap Value Fund, LVIP American Century Ultra Fund and LVIP American Century Value Fund are added to the list of funds in Group 2.
The following changes apply to Investment Requirements – Option 1. The LVIP American Century Capital Appreciation Fund, LVIP American Century Disciplined Core Value Fund, LVIP American Century Inflation Protection Fund, LVIP American Century International Fund, LVIP American Century Mid Cap Value Fund, LVIP American Century Ultra Fund and LVIP American Century Value Fund are added to the list of “Non-Limited Subaccounts”.

Please retain this supplement for future reference.